UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934


                                 AUGUST 4, 2003
                        (Date of earliest event reported)


                          21st CENTURY HOLDING COMPANY
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Florida                      000-25001                 65-0248866
-------------------------------      ----------------      ------------------
(State or other jurisdiction of      (Commission File      I.R.S. Employer of
         incorporation)                   Number           Identification No.

                 4161 N.W. 5th Street, Plantation, Florida 33317
                 -----------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (954) 581-9993
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE.

     See Item 12. Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     A copy of the press release issued by 21st Century Holding Company on August 4, 2003, describing its results of operations for, and its financial condition as of, the quarter ended June 30, 2003, is attached hereto as Exhibit
99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    21ST CENTURY HOLDING COMPANY

Date: August 4, 2003                By: /s/  Richard A. Widdicombe
                                    -------------------------------------
                                    Richard A. Widdicombe
                                    Title  Chief Executive Officer
                                     (Principal Executive Officer)

Date: August 4, 2003                By: /s/  J.G. Jennings, III
                                    -------------------------------------
                                    J.G. Jennings, III
                                    Title:   Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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